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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     May 28, 1999 (May 25, 1999)
                                                     ---------------------------

                      Alliance Bancorp of New England, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                        001-13405                06-1495617
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(State of Other Jurisdiction          (Commission File           IRS Employer
      of Incorporation)                   Number)             Identification No.


          348 Hartford Turnpike, Vernon, CT                   06066
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      (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code      (860) 875-2500
                                                  ------------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On May 25, 1999, D. Anthony Guglielmo was elected Chairman and Kenneth R. Peterson was elected Vice Chairman of the Boards of Directors of Alliance Bancorp of New England, Inc. and Tolland Bank. A copy of the press release announcing the elections is attached hereto as Exhibit 99(i).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable

         (b)      Pro Forma Financial Information
                  Not applicable

         (c)      Exhibits

                  (99)(i) Press release dated May 27, 1999.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                             ALLIANCE BANCORP OF
                                NEW ENGLAND, INC.
                             Registrant



Date:  May 27, 1999          By: /s/ David H. Gonci
                                 -----------------------------------------------
                                   David H. Gonci
                                   Senior Vice President/Chief Financial Officer